DUKE ENERGY CORPORATION


                               Power of Attorney


                                   FORM 10-K

                 Annual Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                  For the fiscal year ended December 31, 1997
                                (Annual Report)

     The undersigned Duke Energy Corporation, a North Carolina corporation, and certain of its officers and/or directors, do each hereby constitute and appoint Richard J. Osborne, Robert S. Lilien, W. Edward Poe, Jr. and Jeffrey L. Boyer, and each of them, to act as attorneys-in-fact for and in the respective names, places, and stead of the undersigned, to execute, seal, sign, and file with the Securities and Exchange Commission the Annual Report of said Duke Energy Corporation on Form 10-K and any and all amendments thereto, hereby granting to said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, or proper to be done in and about the premises, as fully to all intents and purposes as the undersigned, or any of them, might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

     Executed the 18th day of February, 1998


                                      DUKE ENERGY CORPORATION

                                      By:   R. B. PRIORY
                                          ------------------------------------
                                          Chairman and Chief Executive Officer

(Corporate Seal)


ATTEST:


ROBERT T. LUCAS III               Assistant Secretary
------------------------------
Robert T. Lucas III

R. B. PRIORY                      Chairman and Chief Executive Officer
------------------------------    (Principal Executive Officer and Director)
R. B. Priory

 RICHARD J. OSBORNE               Executive Vice President and Chief Financial
------------------------------    Officer (Principal Financial Officer)
Richard J. Osborne

 JEFFREY L. BOYER                 Vice President and Corporate Controller
------------------------------    (Principal Accounting Officer)
Jeffrey L. Boyer

PAUL M. ANDERSON                  (Director)
------------------------------
Paul M. Anderson

G. ALEX BERNHARDT                 (Director)
------------------------------
G. Alex Bernhardt

ROBERT J. BROWN                   (Director)
------------------------------
Robert J. Brown


       WILLIAM A. COLEY                   (Director)
      ------------------------------
      William A. Coley

       WILLIAM T. ESREY                   (Director)
      ------------------------------
      William Esrey

       ANN M. GRAY                        (Director)
      ------------------------------
      Ann M. Gray

       DENNIS R. HENDRIX                  (Director)
      ------------------------------
      Dennis R. Hendrix

       HAROLD S. HOOK                     (Director)
      ------------------------------
      Harold S. Hook

       GEORGE DEAN JOHNSON, JR.           (Director)
      ------------------------------
      George Dean Johnson, Jr.

                                          (Director)
      ------------------------------
      W. W. Johnson

       MAX LENNON                         (Director)
      ------------------------------
      Max Lennon

       LEO E. LINBECK, JR.                (Director)
      ------------------------------
      Leo E. Linbeck, Jr.

       JAMES G. MARTIN                    (Director)
      ------------------------------
      James G. Martin

       BUCK MICKEL                        (Director)
      ------------------------------
      Buck Mickel

       RUSSELL M. ROBINSON, II            (Director)
      ------------------------------
      Russell M. Robinson, II